EXHIBIT 13.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

In connection with the annual report of PDVSA Finance Ltd. (the “Company”) on Form 20-F for the fiscal year ended December 31, 2003, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Antonio Simancas Cardozo, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the U.S. Sarbanes-Oxley Act of 2002, that:

(i)            the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

(ii)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  October 7, 2005

/s/ Antonio Simancas Cardozo
Antonio Simancas Cardozo
Chief Financial Officer